UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2017

Simlatus Corp.
(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to the 8-K filed on January 27, 2017, is for the sole  purpose of including a consent letter from the previously engaged auditor, DLL CPAS, LLC, that was inadvertently left out of the filing.

ITEM 1.01                      Entry into a Material Definitive Agreement

The Registrant entered into a Securities Purchase Agreement on January 19, 2017, with Tri-Bridge Ventures, LLC, whereas Tri-Bridge Ventures, LLC agrees to purchase up to Five Million Dollars ($5,000,000.00) of the Company’s common stock (the "Securities" or “Shares”), $0.00001 par value per share, upon the terms and conditions set forth in the Agreement and pursuant to the filing of a Form S-1 Registration.

ITEM 4.01                      Changes in Registrant’s Certifying Accountant

The Registrant entered into an engagement agreement with a new PCAOB auditor, Jayme L. McWidener, CPA, of MAC ACCOUNTING GROUP, LLP.

Previous Independent Registered Public Accounting Firm

1. On January 5, 2017, the Registrant engaged Debra L Lindaman of DLL CPAS, LLC as its independent registered public accounting firm (“DLL CPAS, LLC”).

2. There have been no disagreements between the Registrant and DLL CPAS, LLC regarding any matters of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of DLL CPAS, LLC, would have caused DLL CPAS, LLC to make reference to the subject matter of the disagreement(s) in connections with its reports; and no reportable events with the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DLL CPAS, LLC with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. DLL CPAS, LLC provided a letter, dated January 23, 2017, stating its agreement with such statements as related to DLL CPAS, LLC , which is attached as Exhibit 16 to this Form 8-K/A.

New Independent Registered Public Accounting Firm

3. On January 23, 2017, the Registrant engaged Jayme L. McWidener, CPA of MAC ACCOUNTING GROUP, LLP as its independent registered public accounting firm (“MAC ACCOUNTING GROUP, LLP”).

4.  During the Registrant’s two most recent fiscal years and through the date of this report, the Registrant did not consult with MAC ACCOUNTING GROUP, LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered regarding the Registrant’s financial statements, and no written or oral advice was provided by MAC ACCOUNTING GROUP, LLP that was an important factor considered by the Registrant in making a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of any disagreement or event, as set forth in Item 304 (a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

5.03(a)  On January 26, 2017, the Company filed a Certificate of Amendment with the State of Nevada in order to increase the amount of authorized shares of Common Stock.  The number of authorized common stock the Company shall have the authority to issue is 7,000,000,000; par value $0.00001 per share.

Item 9. Financial Statements And Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amendment to the Articles of Incorporation*
10.1	Tri-Bridge Ventures, LLC Securities Purchase Agreement*
10.2	Registration Rights Agreement*
16.1	Letter on Change in Certifying Accountant dated January 27, 2017

*Filed previously

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2017

Simlatus Corporation

/s/Gary B. Tilden
By: Gary B. Tilden, CEO and Secretary